SECURITIES AND EXCHANGE COMMISION
                              WASHINGTON, DC 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 7, 2003

                            AUSSIE APPAREL GROUP LTD.
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)

     000-1084133                                          52-1146119
------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

         One World Trade Center, Suite 800, Long Beach, California 90831
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  562-983-8045
                    ----------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      17911 Beach Boulevard, Suite 710, Huntington Beach, California 92677
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant

         On February 3,2003, Registrant's independent accountant, Roger G. Castro, was dismissed effective February 18,2003. Mr. Castro's report on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by Registrant's board of directors. During Registrant's last two fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Mr. Castro on any measure of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.
         On February 19,2003, Registrant engaged Stonefield Josephson, Inc. as its new independent account. Mr. Castro has advised the Securities and Exchange Commission in writing that he agrees with the statements made by Registrant in response to Item 4.

Item 5.  Other Events

         Registrant announced that as of February 7, 2003, all of the contingencies relating to the consummation of the transactions contemplated by the Asset Purchase Agreement described in Registrant's Form 8-K dated December 30, 2002, have been satisfied or waived by the parties.

After giving effect to the 8,600,000 shares of Registrant's common stock issued upon the merger of Registrant and its wholly-owned subsidiary, Registrant currently has outstanding 12,091,722 shares of its common stock.

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Effective December 30, 2002, Registrant issued an aggregate of 545,000 shares of its Series B Convertible Preferred Stock in exchange for an aggregate of $545,000 of Convertible Debentures, all of which were cancelled. An additional 65,000 shares of Series B Convertible Preferred Stock was also issued in exchange for the cancellation of 359,377 shares of Registrant's common stock, effective December 30, 2002.

Registrant also announced that it is currently in discussions with various entities regarding potential acquisitions of companies which are involved in the manufacturing and sale of apparel for the surfing, wakeboarding and skateboarding businesses. See the attached letter to Registrant's shareholders.

This release is intended as a forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995. The risks and uncertainties that may affect the operations, performance development and results of the Company's business include but are not limited to fluctuations in financial results, availability and customer acceptance of our products and services, the impact of competitive products, services and pricing, general market trends and conditions, and other risks detailed in the Company's SEC reports.

Item 7.  Financial Statements and Exhibits

         (C)- (16) Letter re Change In Certifying Accountant
         (C)- (99) Letter to Shareholders

                                   SIGNATURES
                                 --------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.


                            AUSSIE APPAREL GROUP LTD.


February 21, 2003           By:      Bruce MacGregor
                                     -------------------------------
                                     Bruce MacGregor, President




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